UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported: February 23, 2007)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                   1-11871                11-3312952
    --------------------------   --------------------   -----------------------
         (State or other              (Commission           (I.R.S. Employer
           jurisdiction               File Number)         Identification No.)
        of incorporation)

150 East 58th Street, Suite 3238                               10155
New York, New York
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                February 26, 2007



ITEM 7.01 REGULATION FD DISCLOSURE

On February 23, 2007, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that it wholly owned subsidiary, Commodore Advanced Sciences, Inc.(CASI), has entered into a purchase agreement effective January 19, 2007, for the biological staff and equipment, and received subcontracting agreements from American Aquatics, a nationally recognized biological consulting firm based in Oak Ridge, TN.

As a result of this transaction, CASI's new capabilities will include fish and aquatic insect sample collection, taxonomy, and enumeration. CASI has the only benthic laboratory in the eastern United States that is licensed and capable of handling aquatic samples that are potentially contaminated with radioactivity, while simultaneously processing uncontaminated samples.

A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated February 23, 2007.


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The  information  contained in this report is being  furnished  pursuant to Item
7.01,  Regulation  FD  Disclosure,  and  Item  9.01,  Financial  Statements  and
Exhibits.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  February 26, 2007                    By:  /s/ James M. DeAngelis
                                                 ---------------------------
                                                 James M. DeAngelis
                                                 Senior Vice President and
                                                 Director Investor Relations




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

                                  EXHIBIT INDEX


         Exhibit No.

            99.1 Press Release dated February 23, 2007 issued by Commodore Applied Technologies, Inc.


















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